Fees Summary	Mar. 23, 2026 USD ($) shares
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	127,435.69
Interest Amount	0
Net Fee	$ 127,435.69
Total Fee and Interest Amount | shares	127,435.69